Pruco Life Insurance Company of New Jersey                                              Jordan K. Thomsen
Vice President and Corporate Counsel

Pruco Life Insurance Company of New Jersey
213 Washington Street
Newark, NJ 07102-2992
(973) 802-4193 fax: (973) 802-9560

September 9, 2015

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D. C. 20549

Re:           Pruco Life Insurance Company of New Jersey (“Registrant”)
Pruco Life of New Jersey Variable Appreciable Account (“Depositor”) (File No. 811-03974)

Dear Commissioners:

On behalf of Pruco Life Insurance Company of New Jersey and the Pruco Life of New Jersey Variable Appreciable Account (the “Account”), we hereby submit, pursuant to Rule 30b-2 under the Investment Company Act of 1940 (the “Act”), that the Semiannual Reports for the underlying funds for the period ending June 30, 2015 have been transmitted to contract owners in accordance with Rule 30e-2 under the Act.

Fund Company	1940 Act Registration No.
AIM Variable Insurance Funds (Invesco Variable Insurance Funds)	811-07452
American Century Variable Portfolios, Inc.	811-05188
American Funds Insurance Series	811-03857
Advanced Series Trust ("AST")	811-05186
Dreyfus Investment Portfolios	811-08673
Dreyfus Socially Responsible Growth Fund, Inc.	811-07044
Dreyfus Variable Investment Fund	811-05125
Fidelity Variable Insurance Products Fund	811-05511
Franklin Templeton Variable Insurance Products Trust	811-05583
Goldman Sachs Variable Insurance Trust	811-08361
Hartford HLS Series Fund II, Inc.	811-08629
Hartford Series Fund, Inc.	811-08629
Janus Aspen Series	811-07736
JPMorgan Insurance Trust	811-07874
M Fund, Inc.	811-09082
MFS Variable Insurance Trust	811-08326
Neuberger Berman Advisers Management Trust ("AMT")	811-04255
Northern Lights Variable Trust	811-21853
Oppenheimer Variable Account Funds	811-04108
ProFunds VP	811-08239
T. Rowe Price International Series Inc.	811-07145
The Prudential Series Fund, Inc.	811-03623

If you have any questions regarding this filing, please contact me at (973) 802-4193.

       Sincerely,

       /s/ Jordan K. Thomsen
Jordan K. Thomsen

VIA EDGAR